Exhibit 10.9

AGREEMENT NUMBER: 2015003
ADDENDUM #11

QUOTA SHARE REINSURANCE AGREEMENT

made between

OMEGA GENERAL INSURANCE COMPANY

(hereinafter referred to as the "Reinsured")

and

WYNDHAM INSURANCE COMPANY (SAC) LIMITED,

in respect of its Segregated Account AX (hereinafter referred to as the "Reinsurer")

WHEREAS the Reinsured and the Reinsurer entered into a Quota Share Reinsurance Agreement effective January 1, 2015 (the "Agreement");

WHEREAS the Agreement has been amended ten times previously.

AND WHEREAS the Reinsured and the Reinsurer now desire to further amend the Quota Share Reinsurance Agreement. This Addendum #11 to the Agreement (the "Amendment") will take effect as of the date of this Amendment for a period of two years.

In consideration of the covenants and agreements contained herein and for other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:
Amendment of Article 8
Article 8 of the Quota Share Reinsurance Agreement is hereby deleted in its entirety, and the following shall be substituted in its place:

ARTICLE 8 CEDING COMMISSION
The Reinsurer will allow the Reinsured a "Ceding Commission" equal to the sum of:

A. 100% of the commission charged by the producing Broker, plus;
B. 4.00% of gross premium on the subject Business, representing reimbursement for premium taxes, plus;
C. 2.00% of gross written premium in the year 2024, and 5.00% of gross written premium in the year 2025, representing the Reinsured's "Fronting Fee".
The Ceding Commission shall be calculated and paid monthly based on actual gross written premium realized in the month prior.
The parties agree that all amounts previously owed under the Quota Share Reinsurance Agreement with respect to calendar years prior to 2024 have been satisfied in full.

Counterparts
This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Ratification of Agreement
Except as expressly amended by this Amendment, the terms and conditions of the Agreement remain in full force and effect and are hereby ratified by the Parties.

For the Reinsured, OMEGA GENERAL INSURANCE COMPANY

/s/ Bruno Primerano
By: Bruno Primerano, Chief Financial Officer
SIGNED this 28th day of December, 2023

For the Reinsurer, WYNDHAM INSURANCE COMPANY (SAC) LIMITED, in respect of its segregated account AX

/s/ Jeffrey DeSilva
By: Jeffrey DeSilva, Director

SIGNED this 2nd day of January, 2024